SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                October 24, 2000



                       EAST TEXAS FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its Charter)


    Delaware                    0-24848                        75-2559089
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 (State or other          (Commission File No.)              (IRS Employer
 jurisdiction of                                             Identification
  incorporation)                                                Number)


1200 South Beckham Avenue, Tyler, Texas                    75701-3319
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:       (903) 593-1767
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
---------------------

         On October 24, 2000, the Registrant issued for publication the press release attached as Exhibit "99" announcing the declaration of cash dividend and the date and time of it's next annual meeting of stockholders.

Item 7.  Financial Statements and Exhibits
------------------------------------------

         The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

Exhibit                                                            Sequential
Number                      Description                             Page No.
-------                     -----------                             --------

  99           Press release, published on October 24, 2000.           6

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       EAST TEXAS FINANCIAL SERVICES, INC.



Date:  October 24, 2000                By: /s/ GERALD W. FREE
                                          ----------------------
                                           Gerald W. Free
                                           Vice Chairman, President and CEO